Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
On January 3 and January 7, 2020, Awilco purchased the WilPride and WilForce LNG carriers, respectively, from the Partnership and paid the Partnership the associated purchase obligation and deferred hire amounts totaling over $260 million relating to these two vessels. The Partnership used the net proceeds from these sales to repay its term loans totaling $157 million that were collateralized by these vessels and in addition, increased its liquidity by over $100 million.

b)
The Bahrain LNG Joint Venture (in which the Partnership owns a 30% interest) completed the mechanical construction and commissioning of the LNG receiving and regasification terminal in Bahrain, and began receiving terminal use payments in early-2020 under its 20-year terminal use agreement with NOGA.

c)
In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic. The Partnership has not yet experienced a material negative impact to its business, results of operations, or financial position as a result of COVID-19. The future financial effects to the Partnership, if any, of COVID-19 cannot be reasonably estimated at this time.

d)
On March 24, 2020, the Partnership completed the refinancing of its existing $225 million revolving credit facility, which was scheduled to mature in November 2020, by entering into a new $225 million revolving credit facility maturing in March 2022.

e)
Subsequent to December 31, 2019, the Partnership repurchased 1.4 million of its common units for a total cost of $15.3 million under the Partnership's common unit repurchase program.